UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Report to Stockholders.

(a)

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www■kmpartnersfunds■com	March 31, 2022

KIRR, MARBACH PARTNERS

VALUE FUND

“We shall defend our island, whatever the cost may be, we shall fight on the beaches, we shall fight on the landing grounds, we shall fight in the fields and in the streets, we shall fight in the hills; we shall never surrender.” — Winston Churchill, as quoted by Ukrainian President Volodymyr Zelensky

May 27, 2022

Dear Fellow Shareholders:

Calendar 2021 was a high-return, low-volatility “unicorn,” so our expectation was for returns to be more modest and more volatile in calendar 2022.  Additionally, with the Federal Reserve (“Fed”) poised to begin removing emergency stimulus measures implemented at the start of the pandemic-induced economic shutdown in early 2020, we thought investors should fasten their seatbelts for what could be a much rougher ride.

We didn’t necessarily think this would unfold over the next few weeks, but that’s what happened as investors grappled with inflation surging to levels not seen in 40 years, worries the Fed will not be able to tame inflation without pushing the economy into recession and Russia’s invasion of Ukraine.

After peaking on the January 3 (the first trading day of 2022), the S&P 500 (“SPX”) proceeded to enter “correction” territory (drop of 10-19.9%) on February 22 before bottoming on March 8 (down 13%).  Bespoke Investment Group calculated the first fifty trading days in 2022 were the fourth worst start to a year since the inception of the SPX in 1928.  The stock market roller coaster ride continued, as the SPX then rallied 11% through March 29.

The formerly high-flying NASDAQ Composite peaked on November 19, 2021 and bottomed on March 14, having suffered a “bear market” decline of -21.6%.  Similar to the SPX, the NASDAQ index experienced a bounce of 16% through March 29.

After all that, we feel fortunate Value Fund posted a total return of 6.15% for the first half of fiscal 2022, slightly ahead of the S&P 500 at 5.92%.  The first half of fiscal 2022 was really a tale of two quarters.  Value Fund gained 11.22% in the quarter ending December 31, 2021, even with the S&P 500 at 11.67%.  In the tumultuous quarter ending March 31, 2022, Value Fund had a total return of -4.56%, again essentially even with the S&P 500 at -4.60%.

Periods ending March 31, 2022(3)
(Total Returns-Dividends Reinvested in Index-Annualized*)

	KM Value Fund(1)	S&P 500 Index(2)
Six-months	6.15%	5.92%
One-year*	11.38%	15.65%
Two-years*	37.63%	34.47%
Three-years*	11.37%	18.92%
Five-years*	7.81%	15.99%
Ten-years*	8.75%	14.64%
Since Inception*
December 31, 1998	7.53%	7.78%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.60% and 1.45%, respectively, according to the Prospectus dated January 27, 2022.  Contractual fee waivers are in effect until February 28, 2023.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

KIRR, MARBACH PARTNERS

VALUE FUND

Volatility returned with a vengeance in Q1-2022

Stocks went from soothingly calm in calendar 2021 (the SPX had only 55 days when the index rose or fell by 1% or more) to stomach-churning in the first quarter of calendar 2022, as if “Mr. Market” had flipped a switch.  According to Bespoke Investment Group, the SPX rose or fell by 1% or more on fully 50% of trading days in Q1-2022, the fifteenth most for any quarter since 1945 (300+ quarters).  Further, while a 10% move in either direction is rare within a given quarter, seeing 10% moves in both directions has happened in only eleven quarters since 1945. Past performance is no guarantee of future results, but Bespoke examined subsequent returns and the good news is the next quarter was positive ten out of eleven times (median return 14.9%) and a year later was positive all eleven times (median return 26.7%).

“Inverted Yield Curve” for bonds spooking equity investors

Besides the dramatic rise in yields, there was a narrowing of the gap between long- and short-term Treasury yields.  The difference between the two began to shrink in a trend known as a “flattening yield curve.”

Investors lend money to the government by buying bonds that “mature” (i.e., date the principal or amount you lent comes due) at various points in the future.  The yield curve simply plots the yield (i.e., interest rate) on U.S. Treasury securities from shortest- (3-months) to longest-maturity (30-years).

Most of the time, the yield curve has a positive slope, which means longer-maturity securities have a higher yield compared with securities with shorter-maturities.  The reason for this is when the economy is growing, investors holding longer-maturity securities assume increased risks of inflation, which can lead to the Fed raising interest rates.  Bond prices go down when rates go up and the longer the maturity, the more sensitive the price is to a change in interest rates.

However, occasionally the yield curve “inverts” as long-term rates fall below short-term rates.  This inversion occurs when investors believe the economy is slowing, leading to expectations for lower inflation and the Fed reducing interest rates.

You may have heard the talking heads in the financial media breathlessly warning of the potential dire consequences of an inverted yield curve.  This is because many investors view an inversion as an infallible predictor of an impending economic recession, but it’s not.  While it’s true each of the seven recessions since 1962 was preceded by an inverted yield curve, there were also instances when an inverted yield curve was not followed by a recession.  Every trout is a fish, but not every fish is a trout.

Bespoke has examined past yield curve inversions and subsequent economic performance.  According to their research, when just a few points along the yield curve invert, the probability of a recession barely increases.  Further, it isn’t until the majority of the points on the curve invert that a recession in the next two years becomes increasingly inevitable.  Bespoke reported just 7% of the points they track on the yield curve have inverted, so that doesn’t presage a recession.  Further, the points on the yield curve that have historically been the best predictors of recession all remain sharply positively-sloped.

We’ll be monitoring the shape of the yield curve closely for clues, but at this time the near-inversion of the 2-year vs. the 10-year Treasury the talking heads are screaming about as the recessionary bogeyman is not particularly telling, on its own.

The Fed’s posture has pivoted rapidly to “hawkish”

The Fed utilizes “monetary policy” to control the cost and availability of credit to promote two primary goals; “full” employment and stable prices. In early 2020, the pandemic brought our economy to an immediate and unprecedented standstill, threatening the worst crisis since the Great Depression.  The Fed quickly revisited its playbook from the Global Financial Crisis of 2008, slashing short-term interest rates to zero (from 1.50%-

KIRR, MARBACH PARTNERS

VALUE FUND

1.75%) and restarting “quantitative easing” (“QE”), purchasing $80 billion of U.S. Treasury Bonds and $40 billion of mortgage-backed securities in the open market each month.  This constant buying supported bond prices and kept longer-term interest rates low.

These two actions combined to make credit both cheap and abundant.  Fast forward two years and our economy has recovered, inflation is stubbornly high and asset prices have soared.  President Biden nominated Fed Chairman Jerome Powell for a second term on November 21, 2021.  The following week Powell told Congress that inflation was probably not “transitory” (self-correcting), a clear signal to investors the Fed was preparing to wean the economy from the emergency measures by raising its target for short-term interest rates and halting bond purchases.

The consensus expectation was for the Fed to gradually boost its target for short-term interest rates in a steady series of 25 basis point (0.25%) bumps.  Indeed, the Fed halted its program of “quantitative easing” in March and on March 16 boosted its target for “fed funds” from 0%-0.25% to 0.25%-0.50%.

Inflation has been persistently high and at levels not seen since the early 1980s, leading to fears the Fed will need to slam vs. pump the brakes to bring it under control.  There has been increasing talk of the Fed possibly “front-end loading” rate increases with 50 basis point (0.50%) bumps.  Fed Governor Lael Brainard (nominated to become Vice-Chair) added fuel to the fire when she said on April 5 the Fed “will continue tightening monetary policy methodically” and will “start to reduce the balance sheet at a rapid pace as soon as our May meeting.”

While investors expected an end to “quantitative easing,” it was an unpleasant surprise to learn the Fed could soon throw the transmission into “reverse” by switching to a program of “quantitative tightening” (rapidly shrinking its portfolio of bonds, to the tune of a maximum of $60 billion of U.S. Treasury Bonds and $35 billion of mortgage-backed bonds each month).  Indeed, the yield on the 10-year U.S. Treasury immediately jumped to 2.60%, a level not seen since 2018 and 2019.

Summary

Our expectation continues to be for more modest returns and increased volatility than experienced in calendar 2021.  We believe over long periods of time, stock prices track with corporate profits.  Following calendar 2021’s stellar increase from Covid-ravaged calendar 2020, we still think corporate profits could grow at a high-single digit rate in calendar 2022.  As always, there will be headwinds, this time including continuing high inflation, stressed supply chains and a tight labor market.  Of course, even if earnings come through, there’s the matter of what multiple investors be willing to pay in a rising rate environment.

Uncertainty is uncomfortable, but it’s something we’ve dealt with every day for the past 46+ years.  We can’t predict specific events or their timing.  For example, we cannot predict when the next recession will hit, how deep it will be, how long it will last or how stocks will respond.  But in our plans, we account for the fact recessions and bear markets will occur—we don’t assume bull markets and sunny skies at all times.  In other words, while we can never plan for the unexpected (like wars), the unexpected happening is always part of our plan.

KIRR, MARBACH PARTNERS

VALUE FUND

Percent Change in Top Ten Holdings from Tax Cost (as of 3/31/2022)

1.	Colliers International Group, Inc	+242.9%	6.	MasTec, Inc.	+402.4%
2.	AutoZone, Inc.	+1802.1%	7.	Aon Plc—Class A	+231.0%
3.	Dollar Tree, Inc.	+2215.1%	8.	Canadian Pacific Railway Ltd.	+2674.5%
4.	Alphabet, Inc.	+130.9%	9.	Cognizant Technology Solutions	+851.9%
5.	Broadcom, Inc.	+165.2%	10.	Markel Corp.	+373.4%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Mutual fund investing involves risk.  Principal loss is possible.

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47201.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	March 31, 2022	March 31, 2022	March 31, 2022	March 31, 2022
Kirr Marbach Partners Value Fund	11.38%	7.81%	8.75%	7.53%
S&P 500 Index**	15.65%	15.99%	14.64%	7.78%

*	December 31, 1998.
**	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example
March 31, 2022 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2021 - March 31, 2022).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	10/1/21	3/31/22	10/1/21 – 3/31/22(1)

Actual	$1,000.00	$1,061.50	$7.45

Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.53%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2022

Top Ten Equity Holdings (Unaudited)
as of March 31, 2022
(% of net assets)

Colliers International Group, Inc.	5.3%
AutoZone, Inc.	5.3%
Dollar Tree, Inc.	4.9%
Alphabet, Inc. – Class A	4.9%
Broadcom, Inc.	4.1%
MasTec, Inc.	4.1%
AON Plc	4.0%
Canadian Pacific Railway Ltd.	4.0%
Cognizant Technology Solutions Corp. - Class A	4.0%
Markel Corp.	3.6%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2022 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS – 95.5%

	Basic Materials – 2.0%
16,507	Innospec, Inc.	$1,527,723

	Communications – 9.9%
1,324	Alphabet, Inc. – Class A*	3,682,507
13,190	Anterix, Inc.*	763,701
23,150	eBay, Inc.	1,325,569
5,350	Liberty SiriusXM Group – Class A*	244,549
30,880	Liberty SiriusXM Group – Class C*	1,412,142
		7,428,468
	Consumer Cyclical – 16.2%
1,942	AutoZone, Inc.*	3,970,574
23,019	Dollar Tree, Inc.*	3,686,493
65,790	Ford Motor Co.	1,112,509
50,380	The Shyft Group, Inc.	1,819,222
15,043	Visteon Corp.*	1,641,643
		12,230,441
	Consumer Non Cyclical – 19.1%
36,980	API Group Corp.*	777,689
21,471	Brink’s Co.	1,460,028
30,611	Colliers International Group, Inc.	3,991,674
20,654	GXO Logistics, Inc.*	1,473,456
20,690	Horizon Therapeutics Plc	2,176,795
4,675	ICU Medical, Inc.*	1,040,842
20,590	Stride, Inc.*	748,035
17,425	Syneos Health, Inc.*	1,410,554
9,923	Zimmer Biomet Holdings, Inc.	1,269,152
		14,348,225
	Energy – 1.6%
14,273	Marathon Petroleum Corp.	1,220,342

	Financial – 10.0%
9,300	Aon Plc – Class A	3,028,359
1,816	Markel Corp.*	2,679,036
27,024	Voya Financial, Inc.	1,793,042
		7,500,437
	Industrials – 16.8%
36,270	Canadian Pacific Railway Ltd.	2,993,726
22,393	EMCOR Group, Inc.	2,522,124
35,164	MasTec, Inc.*	3,062,784
19,485	Republic Services, Inc.	2,581,763
20,654	XPO Logistics, Inc.*	1,503,611
		12,664,008
	Technology – 18.0%
4,908	Broadcom, Inc.	3,090,469
33,325	Cognizant Technology
	Solutions Corp. – Class A	2,988,253
1,465	Constellation Software, Inc.	2,504,263
54,055	Dropbox, Inc. – Class A*	1,256,779
73,595	Kyndryl Holdings, Inc.*	965,566
33,582	SS&C Technologies Holdings, Inc.	2,519,322
2,725	Topicus.com, Inc.*	203,261
		13,527,913
	Utilities – 1.9%
62,769	Vistra Energy Corp.	1,459,379
	TOTAL COMMON STOCKS
	(Cost $32,148,833)	71,906,936

	MONEY MARKET FUND – 4.7%
3,529,009	First American Government
	Obligations Fund –
	Class X – , 0.19%**	3,529,009
	(Cost $3,529,009)
	Total Investments
	(Cost $35,677,842) – 100.2%	75,435,945
	Other Assets and Liabilities,
	Net – (0.2)%	(118,164)
	TOTAL NET ASSETS – 100.0%	$75,317,781

*	Non-income producing security.
**	Rate in effect as of March 31, 2022.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2022
(Unaudited)

ASSETS:
Investments, at current value
(cost $35,677,842)	$75,435,945
Dividends receivable	18,093
Prepaid expenses	22,161
Receivable for Fund shares sold	8,279
Interest receivable	232
Total Assets	75,484,710

LIABILITIES:
Payable to Adviser	56,253
Payable for legal fees	68,045
Accrued expenses	35,250
Accrued distribution fees	7,381
Total liabilities	166,929

NET ASSETS	$75,317,781

NET ASSETS CONSIST OF:
Capital Stock	32,737,851
Total Distributable Earnings	42,579,930
Total Net Assets	75,317,781

Shares outstanding (500,000,000
shares of $0.01 par value authorized)	2,746,424
Net asset value and offering price per share(1)	$27.42

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Six Months Ended March 31, 2022
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $2,795)	$178,611
Interest income	327
Total Investment Income	178,938

EXPENSES:
Investment Adviser fees	375,525
Legal fees	60,188
Distribution fees	32,834
Administration fees	22,647
Transfer agent fees	19,077
Fund accounting fees	17,812
Federal & state registration fees	11,386
Audit fees	11,109
Custody fees	7,637
Postage & printing fees	7,113
Directors fees	6,006
Other	4,601
Total expenses before reimbursement	575,935
Less: Reimbursement from Investment Adviser	(31,423)
Net Expenses	544,512

NET INVESTMENT LOSS	(365,574)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gains on investments	2,534,498
Net change in unrealized
appreciation on investments	2,259,892

Net realized and unrealized
gain on investments	4,794,390

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$4,428,816

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	March 31, 2022	Year ended
	(Unaudited)	September 30, 2021
OPERATIONS:
Net investment loss	$(365,574)	$(398,811)
Net realized gain on investments	2,534,498	3,367,821
Net change in unrealized appreciation on investments	2,259,892	18,953,737
Net increase in net assets resulting from operations	4,428,816	21,922,747

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,741,518	2,339,933
Proceeds from reinvestment of distributions	2,717,301	842,586
Payments for shares redeemed	(2,664,664)	(6,437,968)
Redemption fees	—	10
Net increase (decrease) in net assets resulting from capital share transactions	1,794,155	(3,255,439)

DISTRIBUTIONS TO SHAREHOLDERS:	(2,823,959)	(872,132)

TOTAL INCREASE IN NET ASSETS	3,399,012	17,795,176

NET ASSETS:
Beginning of period	71,918,769	54,123,593
End of period	$75,317,781	$71,918,769

CHANGES IN SHARES OUTSTANDING:
Shares sold	62,631	90,952
Shares issued to holders in reinvestment of dividends	98,275	36,428
Shares redeemed	(95,039)	(255,550)
Net increase (decrease) in shares outstanding	65,867	(128,170)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	March 31, 2022(1)	Year Ended September 30,
	(Unaudited)	2021	2020	2019	2018	2017
PER SHARE DATA:

Net asset value, beginning of period	$26.83	$19.27	$22.01	$25.49	$25.03	$22.65

Investment operations:
Net investment income (loss)	(0.14)	(0.14)	(0.08)	(0.05)	(0.10)	(0.08)
Net realized and unrealized
gain (loss) on investments	1.80	8.01	(2.18)	(1.71)	2.27	3.75
Total from investment operations	1.66	7.87	(2.26)	(1.76)	2.17	3.67

Less distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net capital gains	(1.07)	(0.31)	(0.48)	(1.72)	(1.71)	(1.29)
Total distributions	(1.07)	(0.31)	(0.48)	(1.72)	(1.71)	(1.29)

Paid in capital from redemption fees	—	— (2)	—	— (2)	—	— (2)

Net asset value, end of period	$27.42	$26.83	$19.27	$21.34	$25.49	$25.03

TOTAL RETURN	6.15%	41.12%	-10.59%	-5.53%	8.80%	16.72%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$75.3	$71.9	$54.1	$68.2	$79.8	$76.4
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.53%	1.60%	1.64%	1.54%	1.46%	1.47%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/recoupment	(1.06)%	(0.73)%	(0.65)%	(0.34)%	(0.37)%	(0.35)%
After expense reimbursement/recoupment	(0.98)%	(0.58)%	(0.46)%	(0.25)%	(0.36)%	(0.33)%

Portfolio turnover rate	7%	9%	23%	22%	14%	16%

(1)	All ratios for the six month period ended March 31, 2022 have been annualized, except total return and portfolio turnover..
(2)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2022 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2022 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$71,906,936	$—	$—	$71,906,936
Short-Term Investment	3,529,009	—	—	3,529,009
Total Investments	$74,435,945	$—	$—	$74,435,945

Refer to the Schedule of Investments for industry classifications.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2021, or for any other tax years which are open for exam. As of September 30, 2021, open tax years include the tax years ended September 30, 2018 through 2021. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2022, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2022 (Unaudited)

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

h)
Recent Market Events Risk – U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

i)	Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to March 31, 2022 through the date of issuance of the Fund’s financial statements.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended March 31, 2022, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	5,598,778	8,674,454

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2022 (Unaudited)

At September 30, 2021, the Fund’s most recent fiscal year end, the components of distributable earnings on a tax basis were as follows:

Cost of Investments	$33,855,418
Gross unrealized appreciation	$38,516,990
Gross unrealized depreciation	$(365,856)
Net unrealized appreciation	$38,151,134
Undistributed ordinary income	$1,002,133
Undistributed long-term capital gain	$1,821,806
Total distributable earnings	$2,823,939
Other accumulated losses	$—
Total accumulated earnings	$40,975,073

As of September 30, 2021, the Fund’s most recently completed fiscal year end, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended September 30, 2021, the Fund did not defer any qualified late year losses.

The tax character of distributions paid during the period ended March 31, 2022 were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$1,002,150	$1,821,809	$2,823,959

The tax character of distributions paid during the year ended September 30, 2021 were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$—	$872,132	$872,132

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

**
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2023.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2023. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2022 (Unaudited)

cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. Waived/reimbursed fees and expenses subject to potential recovery by month of expiration are as follows:

Year of expiration	Amount
April 2021 – September 2022	$29,228
October 2022 – September 2023	111,816
October 2023 – September 2024	104,719
October 2024 – September 2025	31,423
$277,186

As of March 31, 2022, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside serves as principal underwriter of the shares of the Fund and is not affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ended March 31, 2022, the Fund incurred expenses of $32,834 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the period ended March 31, 2022 and the year ended September 30, 2021, the Fund collected $0 and $10, respectively, in redemption fees.

4. RESULTS OF SPECIAL SHAREHOLDER MEETING

On March 8, 2022, a special meeting of shareholders of Kirr, Marbach Partners Funds, Inc. (“the Company”) was held at 621 Washington Street, Columbus, Indiana 47201.  The meeting related to a proposal to the election of five individuals as directors to the Board of the Company:  Mark D. Foster, Mickey Kim, Jeffrey N. Brown, John A. Elwood and Tom J. Thornburg.  As of January 26, 2022, the record date, outstanding shares of the Fund were 2,724,047.  Holders of 1,721,807 shares representing 63.21% of the Fund were present at the meeting in person or by proxy, being the holders of a majority of shares of the Fund and thus constituting a quorum.  Each of the director candidates received votes FOR election to the Company’s Board greater than 50% of the votes cast, therefore the proposal to elect the five director candidates to the Company’s Board had been approved by the required vote.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2022 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 11, 2021, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the “Corporation”), the directors, including a majority of the disinterested directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”). It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund. In addition, it was noted that the Adviser promoted a culture of compliance. The directors noted the Fund had a strong one-year return versus its benchmark and that mid-term performance was still lagging the benchmark. The directors considered the Adviser’s explanation for the Fund’s mid-term underperformance. The directors also noted that the Adviser’s prior year modifications, as discussed in the meeting, had also contributed to better performance since being implemented. The directors also noted that a significant percentage of the Fund is owned by Adviser insiders and therefore the directors feel that the Adviser’s interests are aligned with other Fund shareholders. The directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third-party comparative data provider. In connection with this, the directors also considered the control of the Fund’s operating expenses through the expense cap agreement and noted that the current expense cap agreement maintains an overall reasonable total expense level as evidenced by the comparative data presented at the meeting. In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients. The directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser. The directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund. It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable. The directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund. It was noted that current asset levels decreased from the prior year. During the deliberations, the disinterested directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement. The disinterested directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
March 31, 2022 (Unaudited)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Kirr Marbach & Company, LLC, as liquidity risk management program administrator and Adviser to the Fund provided an annual report to the Board on the adequacy of the Adviser’s Liquidity Risk Management Program (LRMP) and the effectiveness of its implementation at the Board’s Quarterly meeting on November 11, 2021. At that Meeting, the Adviser discussed with the Board its annual review and assessment of the Fund’s liquidity risk in accordance with, and taking into account the factors identified in the LRMP, and confirmed to the Board the following information related to the LRMP.

•	There were no material changes to the Adviser LRMP Program.

•	There was no change in status of the Fund as a PHLF.

•	The Fund’s investment strategy is appropriate during both normal and reasonably foreseeable stressed conditions.

•	The Adviser reviewed the classifications of the Fund’s portfolio investments monthly.

o	The Adviser uses the ICE Data Services Liquidity Solution offered through USBFS to do the liquidity classifications for the Fund’s holdings.

o	The Adviser believes the classifications were appropriate throughout the year.

•	The Fund did not acquire any Illiquid Investment if, immediately after the Acquisition, the Fund would have invested more than 15% of its net assets in Illiquid Investments.

•	There were no filings of Form N-LIQUID required by the Fund.

•	The Fund was generally able to fund redemptions through cash on hand.

o	Given the Fund’s portfolio is always generally fully invested, when a relatively large redemption is submitted, the Fund has been required to sell securities to raise cash.

• In the interim, US Bank Custody covers overdrafts and charges the Fund at a rate of Prime Interest plus 2%.

o	The Fund had no redemptions-in-kind for the year ended September 30, 2021.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
March 31, 2022 (Unaudited

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

 (This Page Intentionally Left Blank.)

DIRECTORS
Mark Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
John Elwood
Tom J. Thornburg

PRINCIPAL OFFICERS
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

INVESTMENT ADVISER
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Ave., Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

ADMINISTRATOR,
TRANSFER AGENT AND
DIVIDEND – DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

LEGAL COUNSEL
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2022

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*      /s/ Mark Foster
     Mr. Mark Foster, President

Date    June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*      /s/ Mark Foster
     Mr. Mark Foster, President

Date    June 6, 2022

By (Signature and Title)*      /s/ Mickey Kim
     Mr. Mickey Kim, Treasurer

Date    June 6, 2022

* Print the name and title of each signing officer under his or her signature.